UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2020

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market
Preferred Stock Purchase Right	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 5.02 of this Current Report regarding the sale of shares to Mr. Hees is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 7, 2020, the Board of Directors (the “Board”) of Avis Budget Group, Inc. (the “Company”) filled a vacancy in the Board and elected Mr. Bernardo Hees to serve as an independent director until the Company’s 2020 annual meeting of stockholders. The Board also appointed Mr. Hees to serve as Chairman of the Board and Chair of the Executive Committee, succeeding Mr. Coleman in such positions.

In connection with his election to the Board, Mr. Hees purchased from the Company an aggregate of $15 million of shares of the Company’s common stock at a price per share equal to the closing price of the Company’s common stock on February 7, 2020. The shares were issued pursuant to Section 4(a)(2) of the Securities Act, the closing of which occurred on the date hereof.

In connection with his service as a director and Chairman of the Board, Mr. Hees will be eligible to receive the director compensation described in the director compensation section of the Company’s latest proxy statement, filed with the SEC on March 26, 2019.

Item 7.01	Regulation FD Disclosure.

On February 10, 2020, the Company issued a press release regarding the foregoing. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated February 10, 2020.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean Sera
Jean Sera
Senior Vice President, Corporate Secretary and Global Programs

Date: February 10, 2020